                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 18, 2001


                                MACROMEDIA, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)



      000-22688                                                 94-3155026
---------------------                                      ---------------------
     (Commission                                              (IRS Employer
     File Number)                                           Identification No.)


        600 Townsend St., San Francisco, CA                         94103
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        (Address of principal executive offices)                  (Zip Code)


                                 (415) 252-2000
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5: OTHER EVENTS.


        Adoption of Shareholder Rights Plan.

        On October 18, 2001, the Board of Directors (the "Board") of Macromedia, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.001 per share (the "Common Shares"), of the Company. The dividend is payable to stockholders of record on October 29, 2001 (the "Record Date"). In addition, one Right shall be issued with each Common Share that becomes outstanding (i) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in the Rights Agreement) or (ii) following the Distribution Date and prior to the Redemption Date or Final Expiration Date, pursuant to the exercise of stock options or under any employee plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company, which options or securities were outstanding prior to the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of the Company, at a price of $105.00, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent. A summary of the Rights and Rights Agreement is included as Exhibit C to the Rights Agreement, which is included as Exhibit 4.01 hereto.

        A copy of the press release announcing the Rights Plan is attached as an exhibit under Item 7(c) of this report.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

        The exhibits to this report are listed in the Exhibit index set forth below.

                4.01 Rights Agreement dated October 25, 2001, between the Company and Mellon Investor Services LLC, as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. (1)

                99.01 Press Release dated October 25, 2001.*

(1) Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 26, 2001.

*    Filed herewith.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MACROMEDIA, INC.



Date: October 25, 2001                 By:  /s/ Loren E. Hillberg
                                           -------------------------------------
                                           Loren E. Hillberg, Senior
                                           Vice President, General Counsel

                                 EXHIBIT INDEX



EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
4.01           Rights Agreement dated October 25, 2001, between the Company and
               Mellon Investor Services LLC, as Rights Agent, which includes as
               Exhibit A the form of Certificate of Designations of Series A
               Junior Participating Preferred Stock, as Exhibit B the Form of
               Right Certificate and as Exhibit C the Summary of Rights to
               Purchase Preferred Shares. (1)

99.01          Press Release dated October 25, 2001.*

-------------
(1) Incorporated by reference to the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 26, 2001.

 *  Filed herewith.